Exhibit 99.1

Our Company

We are a direct-to-consumer brand in North America dedicated to offering a diverse assortment of stylish apparel, intimates, and accessories skillfully designed for the curvy woman. Specializing in sizes 10 to 30, our primary focus is on providing fashionable, comfortable, and affordable options that meet the unique needs of our customers. Our extensive collection features high quality merchandise, including tops, bottoms, denim, dresses, intimates, activewear, footwear, and accessories. Our products are exclusive to us and each product is meticulously crafted to cater to the needs of the curvy woman, empowering her to love the way she looks and feels. Our collections are artfully curated to suit all aspects of our customers’ lives, including casual weekends, work, dressy and special occasions. Understanding the importance of affordability, we aim to keep our prices reasonable without compromising on quality. This allows us to build a meaningful connection with our customers, distinguishing us from other brands that often overlook plus- and mid-size consumers. Our brand experience and product offerings establish us as a differentiated and reliable choice for plus- and mid-size customers, which we believe sets us apart in the market. We strive to be everything our customer needs in her closet, consistently delivering products that make her feel confident and stylish.

We employ a digitally-led, omni-channel strategy, allowing our customer to experience our brand wherever and whenever she wants. We market directly to consumers via our e-Commerce platform and our physical footprint of 632 stores as of May 3, 2025. E-Commerce penetration represented 61% of net sales in fiscal year 2024, while digital demand increased from 60% in fiscal year 2023 to approximately 70% in fiscal year 2024. Our broad digital ecosystem-from our engaging e-Commerce website to our user-friendly mobile app-allows us to better connect, engage, track, and service customers. Our customers’ satisfaction with our omni-channel experience, as well as the product fit, quality, and affordability of our brand, is reflected in our industry-leading average NPS score of 85 from February 2024 to February 2025, as compared to the industry average in the low 40s based on industry data from 2023, and a return rate of approximately 10% in fiscal year 2024, versus the industry average of approximately 25%. In addition, customers who were members of our loyalty program accounted for 96% of net sales in the three months ended May 3, 2025.

Our broad digital ecosystem also provides robust quantitative and qualitative customer data that we use to inform all aspects of our operations, from product development to merchandising and marketing. Our stores are designed to create an inclusive and welcoming environment where our customers can discover and engage with our brand, experience our product and connect with a community of like-minded women. Our stores also serve as an effective and profitable source of new customer acquisition and conversion, and the integration of our e-Commerce platform and our stores is fundamental to our customer-centric strategy as those two channels complement and drive traffic to one another.

Product Development

We have enhanced our product development capabilities, shifting our design strategy away from a strict, rules-based approach to better emphasize product relevancy, including design, color, and print, which better reflect current fashion trends and how our customer shops.

In the fourth quarter of fiscal year 2024 we introduced a portfolio of sub-brands that are designed for distinctive lifestyles and allow us to target a broader range of customers. These sub-brands elevate and enhance our core Torrid brand offering by delivering our customers consistent newness and product innovation across the portfolio. We intend to introduce at least several new sub-brands in 2025. We estimate that sub-brands will represent nearly 10% of net sales for fiscal year 2025, and we are targeting an increase to 30% of net sales by the end of fiscal year 2026. We believe our sub-brand strategy will deliver sustainable, profitable growth, while improving the frequency and depth of our engagement with our customers. Sub-brands have attracted a younger customer with higher household income, while also increasing long-term customer value, shopping frequency and participation with our brand. For instance, we estimate that 90% of customers who purchased sub-brands added our core Torrid product to their baskets, while on average, sub-brand customers have demonstrated greater shopping frequency and higher levels of spend.

Additionally, we have improved our sourcing capabilities and infrastructure, consolidating our vendor base and diversifying country of origin while shortening our product development cycle by approximately three weeks and increasing efficiencies in product cost, which we believe allows us to provide our customer more frequent newness and react quickly to new fashion trends. Importantly, we have also reduced our exposure to product sourced from China, and expect our China production to represent only a low-to-mid single-digit percentage of our total sourcing receipts by the end of fiscal year 2025.

Inventory Management

We have undertaken a significant effort to realign our commercial planning and inventory management processes to support the increasing scale and complexity of our business. In addition to adopting a series of planning and inventory best practices, we have implemented dedicated merchandising, financial and assortment planning systems, which allow us to plan and manage our inventory with greater precision and financial discipline. As of February 1, 2025, we successfully reduced inventory by approximately 18% from its peak in fiscal year 2022, enabling us to improve our working capital efficiency and allowing us to reinstate our ability to chase high turning and popular product inventory.

Retail Optimization Strategy

We have implemented a retail store optimization strategy to better align our distribution with the demands of our customers who have increasingly demonstrated a preference for our online experience. We believe this strategy will enhance our customer experience, significantly reduce our cost structure, and improve working capital and cash flow generation, allowing us to reinvest more aggressively in customer reactivation and acquisition initiatives to support long-term revenue growth.

We plan to close approximately 60 stores by the end of the second quarter of fiscal year 2025 and intend to accelerate our store closures throughout the remainder of fiscal year 2025 to target as many as 120 additional store closures. Approximately 60% of our store leases are up for renewal in fiscal year 2025, allowing us to execute these store closures with limited cash outlays. The 120 additional stores we have identified for closure average approximately $350,000 in annual sales, which is lower than our fleet average, and are primarily located in what we believe are less attractive locations and regions. As a result of these closures, we intend to exit only approximately 3% of our current markets.

We believe we will benefit from Adjusted EBITDA Margin expansion in fiscal year 2026 and beyond, which we anticipate will support sustainable growth at structurally higher levels of profitability. Historically, we have retained approximately 60% of net sales generated from closed stores and we intend to make targeted marketing investments to support sales retention. Additionally, the store closures are expected to also increase the penetration of off-mall locations to approximately 45% of our store fleet. Our off-mall locations typically deliver stronger productivity and higher levels of profitability.

Marketing

We continue to evolve our marketing investments to better engage with our customer and provide her with a differentiated experience with our brand. Importantly, we have invested behind balanced, digitally-led marketing initiatives that are increasingly focused on brand awareness, new customer growth, and reactivation, while also utilizing our national store base to further improve customer engagement with our brand. We continue to leverage the reach of our loyalty program, as well as social media and influencer driven strategies to build authentic connectivity with our customers across multiple consumer segments and demographics. These selected marketing initiatives, in addition to others, have allowed us to deliver a 78% net sales retention rate in 2024 and 52% brand awareness based on a third-party market survey conduced in 2024. Additionally, we have experienced low-double-digit percentage growth in our online customer reactivations as well as mid-single-digit percentage growth in our new online customer file, during the last twelve months ended May 3, 2025.

BASIS OF PRESENTATION

Our fiscal year ends on the Saturday nearest to January 31 and each fiscal year is generally comprised of four 13-week quarters (although in years with 53 weeks, the fourth quarter is comprised of 14 weeks). Fiscal years 2024 and 2022 were 52-week years and fiscal year 2023 was a 53-week year. Fiscal years are identified in this prospectus supplement according to the calendar year in which they begin. For example, references to “fiscal year 2024” or similar references refer to the fiscal year ended February 1, 2025. References to the first quarter of fiscal year 2025 and to the three-month period ended May 3, 2025 refer to the 13-week period then ended.

As used in this prospectus supplement:

•	“customer cohort” means all of our customers who made their initial purchase in a given year, across all channels;

•

“digital demand” represents the volume of committed orders generated in the e-Commerce channel, including orders generated from our website, mobile app, and through the buy-online-pickup-in-store and ship from store offerings, that are pending fulfillment. As is common for online retailers, a portion of these orders do not convert to online sales due to out-of-stock merchandise, payment processing issues, and other normal factors that result in the eventual cancelation of the orders;

•

“e-Commerce penetration” means net sales generated in the e-Commerce channel, including sales generated from our website, mobile app, and through the buy-online-pickup-in-store and ship from store offerings, divided by total net sales;

•

“Net Promoter Score,” or “NPS,” is a commonly used metric to measure consumer satisfaction and loyalty and indicates the percentage of consumers rating their likelihood to recommend a product or service to a friend. The percentage of “detractors,” or consumers who respond with a rating of 6 or less, is subtracted from the percentage of “promoters,” or consumers who respond with a 9 or 10, to yield NPS. We have calculated NPS for us and a set of 27 peers based on a survey of plus-size consumers we commissioned, using the same methodology for all companies. For purposes of the NPS, we define “industry average” NPS as the average NPS of us and the 27 peers, which include select department stores, mass-retailers, specialty retailers and direct to consumer brands; and

•	“net sales retention rate” means net sales attributable to the prior year’s identifiable customer cohorts, divided by the prior year’s total net sales attributable to identifiable customer cohorts.

Non-GAAP Financial Measures

Adjusted EBITDA and Adjusted EBTIDA margin are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP and our calculations thereof may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA represents GAAP net income (loss) plus interest expense less interest income, net of other expense (income), plus provision for (benefit from) income taxes, depreciation and amortization (“EBITDA”), and share-based compensation, non-cash deductions and charges, and other expenses. Adjusted EBITDA margin represents Adjusted EBITDA as a percentage of our total net sales. We believe Adjusted EBITDA and

Adjusted EBTIDA margin facilitate operating performance comparisons from period to period by isolating the effects of certain items that vary from period to period without any correlation to ongoing operating performance. We also use Adjusted EBITDA and Adjusted EBITDA margin as two of the primary methods for planning and forecasting the overall expected performance of our business and for evaluating on a quarterly and annual basis, actual results against such expectations. Further, we recognize Adjusted EBITDA and Adjusted EBITDA margin as commonly used measures in determining business value and, as such, use it internally to report and analyze our results and we additionally use Adjusted EBITDA as a benchmark to determine certain non-equity incentive payments made to executives. Adjusted EBITDA and Adjusted EBITDA margin have limitations as analytical tools. These measures are not a measurement of our financial performance under GAAP and should not be considered in isolation or as an alternative to or substitute for net income (loss), income (loss) from operations, earnings (loss) per share or any other performance measures determined in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. Our presentation of Adjusted EBITDA and Adjusted EBITDA margin should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Forward-Looking Statements

Certain statements herein are “forward looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act and are subject to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included herein are forward-looking statements. Forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. When used herein, the words “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology) are intended to identify forward-looking statements. For example, all statements we make relating to our estimated and projected costs, expenditures, cash flows, growth rates and financial results, our plans and objectives for future operations, growth or initiatives, strategies or the expected outcome or impact of pending or threatened litigation are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including: changes in consumer spending and general economic conditions; the interruption of the flow of merchandise from international manufacturers, including as a result of the imposition of additional duties, tariffs and other charges on imports and exports; the negative impact on interest expense as a result of high interest rates; inflationary pressures with respect to labor and raw materials and global supply chain constraints that could increase our expenses; the adverse impact of rulemaking changes implemented by the Consumer Financial Protection Bureau on our income streams, profitability and results of operations; our ability to identify and respond to new and changing product trends, customer preferences and other related factors; our dependence on a strong brand image; increased competition from other brands and retailers; our reliance on third parties to drive traffic to our website; the success of the shopping centers in which our stores are located; our ability to adapt to consumer shopping preferences and develop and maintain a relevant and reliable omni-channel experience for our customers; our dependence upon independent third parties for the manufacture of all of our merchandise; availability constraints and price volatility in the raw materials used to manufacture our products; our sourcing a significant amount of our products from China; shortages of inventory, delayed shipments to our e-commerce customers and harm to our reputation due to difficulties or shut-down of our distribution facility; our reliance upon independent third-party transportation providers for substantially all of our product shipments; our growth strategy; our failure to attract and retain employees that reflect our brand image, embody our culture and possess the appropriate skill set; damage to our reputation arising from our use of social media, email and text messages; our reliance on third parties for the provision of certain services, including real estate management; our dependence upon key members of our executive management team; our reliance on information systems; system security risk issues that could disrupt our internal operations or information technology services; unauthorized disclosure of sensitive or confidential information, whether through a breach of our computer system, third-party computer systems we rely on, or otherwise; our failure to comply with federal and state laws and regulations and industry standards relating to privacy, data protection, advertising and consumer protection; payment-related risks that could increase our operating costs or subject us to potential liability; claims made against us resulting in litigation; changes in laws and regulations applicable to our business; regulatory actions or recalls arising from issues with product safety; our inability to protect our trademarks or other intellectual property rights; our substantial indebtedness and lease obligations; restrictions imposed by our indebtedness on our current and future operations; changes in tax laws or regulations or in our operations that may impact our effective tax rate; the possibility that we may recognize impairments of definite-lived assets; our failure to maintain adequate internal control over financial reporting; and the threat of war, terrorism or other catastrophes, including natural disasters, that could negatively impact our business.

We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the effect of known factors and it is impossible for us to anticipate all factors that could affect our actual results. We caution you that the important factors referenced above may not contain all of the factors that are important to you. The outcome of the events described in any of our forward-looking statements are also subject to risks, uncertainties and other factors described in our filings with the SEC, including the section entitled “Risk Factors” of the Prospectus Supplement, Item 1A. “Risk Factors” and Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in our Annual Report on Form 10-K for the fiscal year ended February 1, 2025, and Item 1A. “Risk Factors” and Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended May 3, 2025, and elsewhere in this communication. All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements as well as other cautionary statements that are made from time to time in our other filings with the SEC and public communications. You should evaluate all forward-looking statements included or incorporated by reference herein in the context of these risks and uncertainties.